Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Six Months Ended June 30,
	2013	2012
REVENUES:
Timber	$316	$312
Real Estate	131	147
Manufacturing	185	161
Other	11	11
Total Revenues	643	631

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	232	244
Real Estate	52	84
Manufacturing	157	143
Other	2	1
Total Cost of Goods Sold	443	472
Selling, General and Administrative	61	55
Total Costs and Expenses	504	527

Other Operating Income (Expense), net	1	1

Operating Income	140	105

Equity Earnings from Timberland Venture	31	28

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	41	40
Interest Expense (Note Payable to Timberland Venture)	29	29
Total Interest Expense, net	70	69

Income before Income Taxes	101	64

Provision (Benefit) for Income Taxes	(1)	(1)

Net Income	$102	$65

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.63	$0.40
Net Income per Share – Diluted	$0.62	$0.40

Weighted-Average Number of Shares Outstanding
– Basic	162.6	161.4
– Diluted	163.1	161.7

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended June 30,
	2013	2012
REVENUES:
Timber	$146	$157
Real Estate	53	47
Manufacturing	99	85
Other	5	5
Total Revenues	303	294

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	108	123
Real Estate	22	16
Manufacturing	82	73
Other	1	1
Total Cost of Goods Sold	213	213
Selling, General and Administrative	29	27
Total Costs and Expenses	242	240

Other Operating Income (Expense), net	1	1

Operating Income	62	55

Equity Earnings from Timberland Venture	17	15

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	20	19
Interest Expense (Note Payable to Timberland Venture)	15	15
Total Interest Expense, net	35	34

Income before Income Taxes	44	36

Provision (Benefit) for Income Taxes	(2)	—

Net Income	$46	$36

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.28	$0.22
Net Income per Share – Diluted	$0.28	$0.22

Weighted-Average Number of Shares Outstanding
– Basic	162.9	161.5
– Diluted	163.4	161.7

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	June 30, 2013	December 31, 2012
ASSETS
Current Assets:
Cash and Cash Equivalents	$355	$356
Accounts Receivable	40	22
Inventories	49	49
Deferred Tax Asset	8	7
Assets Held for Sale	49	61
Other Current Assets	37	13
	538	508

Timber and Timberlands, net	3,420	3,363
Mineral Rights, net	87	87
Property, Plant and Equipment, net	118	127
Equity Investment in Timberland Venture	208	204
Deferred Tax Asset	19	19
Investment in Grantor Trusts (at Fair Value)	42	39
Other Assets	33	37
Total Assets	$4,465	$4,384

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$74	$248
Line of Credit	353	104
Accounts Payable	28	26
Interest Payable	22	26
Wages Payable	15	29
Taxes Payable	13	9
Deferred Revenue	33	23
Other Current Liabilities	10	7
	548	472

Long-Term Debt	1,815	1,815
Note Payable to Timberland Venture	783	783
Other Liabilities	91	91
Total Liabilities	3,237	3,161

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 163.0 at June 30, 2013 and 162.0 at December 31, 2012	2	2
Additional Paid-In Capital	2,328	2,288
Retained Earnings (Accumulated Deficit)	(135)	(97)
Treasury Stock, at Cost, Common Shares – 27.0 at June 30, 2013 and 26.9 at December 31, 2012	(940)	(938)
Accumulated Other Comprehensive Income (Loss)	(27)	(32)
Total Stockholders’ Equity	1,228	1,223
Total Liabilities and Stockholders’ Equity	$4,465	$4,384

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended June 30,
(In Millions)	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$102	$65
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	51	56
Basis of Real Estate Sold	42	75
Equity Earnings from Timberland Venture	(31)	(28)
Distributions from Timberland Venture	27	28
Deferred Income Taxes	(1)	(1)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(4)	(5)
Timber Deed Acquired	(18)	(98)
Pension Plan Contributions	—	(7)
Working Capital Changes	(40)	(2)
Other	12	6
Net Cash Provided By (Used In) Operating Activities	140	89

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(31)	(35)
Timberlands Acquired	(78)	(13)
Other	—	(1)
Net Cash Provided By (Used In) Investing Activities	(109)	(49)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(140)	(136)
Borrowings on Line of Credit	721	1,129
Repayments on Line of Credit	(472)	(1,026)
Debt Issuance Costs	—	(3)
Principal Payments and Retirement of Long-Term Debt	(174)	—
Proceeds from Stock Option Exercises	35	3
Acquisition of Treasury Stock	(2)	(1)
Net Cash Provided By (Used In) Financing Activities	(32)	(34)

Increase (Decrease) In Cash and Cash Equivalents	(1)	6
Cash and Cash Equivalents:
Beginning of Period	356	254

End of Period	$355	$260

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended June 30,
(In Millions)	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$46	$36
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	25	29
Basis of Real Estate Sold	17	12
Equity Earnings from Timberland Venture	(17)	(15)
Deferred Income Taxes	(2)	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(1)	(3)
Pension Plan Contributions	—	(7)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	53	—
Other Working Capital Changes	12	28
Other	6	3
Net Cash Provided By (Used In) Operating Activities	139	83

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(17)	(17)
Timberlands Acquired	(76)	(11)
Net Cash Provided By (Used In) Investing Activities	(93)	(28)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(72)	(68)
Borrowings on Line of Credit	430	370
Repayments on Line of Credit	(355)	(370)
Proceeds from Stock Option Exercises	10	—
Net Cash Provided By (Used In) Financing Activities	13	(68)

Increase (Decrease) In Cash and Cash Equivalents	59	(13)
Cash and Cash Equivalents:
Beginning of Period	296	273

End of Period	$355	$260

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Six Months Ended June 30,
(In Millions)	2013	2012
Revenues:
Northern Resources	$127	$120
Southern Resources	202	202
Real Estate	131	147
Manufacturing	185	161
Other	11	11
Eliminations	(13)	(10)
Total Revenues	$643	$631

Operating Income (Loss):
Northern Resources	$19	$10
Southern Resources	47	43
Real Estate	75	59
Manufacturing	24	13
Other	9	9
Other Costs and Eliminations, net	(34)	(29)
Total Operating Income	$140	$105

Adjusted EBITDA by Segment: (A)
Northern Resources	$31	$23
Southern Resources	75	76
Real Estate	117	135
Manufacturing	32	20
Other	10	9
Other Costs and Eliminations, net	(33)	(29)
Total	$232	$234

(A) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended June 30,
(In Millions)	2013	2012
Revenues:
Northern Resources	$53	$56
Southern Resources	98	105
Real Estate	53	47
Manufacturing	99	85
Other	5	5
Eliminations	(5)	(4)
Total Revenues	$303	$294

Operating Income (Loss):
Northern Resources	$8	$4
Southern Resources	23	22
Real Estate	30	29
Manufacturing	14	9
Other	4	4
Other Costs and Eliminations, net	(17)	(13)
Total Operating Income	$62	$55

Adjusted EBITDA by Segment: (A)
Northern Resources	$13	$10
Southern Resources	37	40
Real Estate	47	42
Manufacturing	18	12
Other	5	4
Other Costs and Eliminations, net	(16)	(13)
Total	$104	$95

(A) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SELECTED OPERATING STATISTICS
(UNAUDITED)

		2013
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$21	$21	$—		$21
Pulpwood	$/Ton Stumpage	$11	$11	$—		$11
Northern Resources
Sawlog	$/Ton Delivered	$77	$79	$—		$78
Pulpwood	$/Ton Delivered	$43	$42	$—		$42

Lumber (1)	$/MBF	$568	$544	$—		$555
Plywood (1)	$/MSF	$462	$464	$—		$463
Fiberboard (1)	$/MSF	$639	$668	$—		$655

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,339	1,276	—		2,615
Pulpwood	1,000 Tons	1,771	1,688	—		3,459
Total Harvest		3,110	2,964	—	—	6,074
Northern Resources
Sawlog	1,000 Tons	704	581	—		1,285
Pulpwood	1,000 Tons	414	209	—		623
Total Harvest		1,118	790	—	—	1,908

Lumber	MBF	30,535	36,770	—		67,305
Plywood	MSF	46,905	48,364	—		95,269
Fiberboard	MSF	52,329	60,273	—		112,602

		2012
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$19	$20	$20	$20	$20
Pulpwood	$/Ton Stumpage	$10	$10	$10	$11	$10
Northern Resources
Sawlog	$/Ton Delivered	$67	$71	$69	$68	$69
Pulpwood	$/Ton Delivered	$42	$42	$42	$42	$42

Lumber (1)	$/MBF	$529	$551	$525	$521	$532
Plywood (1)	$/MSF	$387	$409	$432	$450	$419
Fiberboard (1)	$/MSF	$607	$620	$636	$634	$625

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,340	1,533	1,533	1,333	5,739
Pulpwood	1,000 Tons	1,842	1,933	2,151	2,084	8,010
Total Harvest		3,182	3,466	3,684	3,417	13,749
Northern Resources
Sawlog	1,000 Tons	656	632	679	634	2,601
Pulpwood	1,000 Tons	452	316	441	377	1,586
Total Harvest		1,108	948	1,120	1,011	4,187

Lumber	MBF	30,199	30,340	27,645	27,158	115,342
Plywood	MSF	53,301	51,397	48,984	45,674	199,356
Fiberboard	MSF	44,701	52,475	54,992	47,314	199,482

(1) Represents prices at mill level.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
LAND SALE STATISTICS
(UNAUDITED)

	2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	5,685	17,130			22,815
Large Non-strategic (1)	36,000	—			36,000
Conservation	970	17,525			18,495
HBU/Recreation	7,595	9,825			17,420
Development Properties	—	—			—
Conservation Easements	n/a	n/a			n/a
	50,250	44,480	—	—	94,730
Price per Acre
Small Non-strategic	$1,230	$1,185			$1,195
Large Non-strategic	$1,475	$—			$1,475
Conservation	$2,580	$835			$925
HBU/Recreation	$2,015	$1,925			$1,960
Development Properties	$—	$—			$—
Conservation Easements	$—	$—			$—

Revenue, ($ millions)
Small Non-strategic	$7	$20			$27
Large Non-strategic	$53	$—			$53
Conservation	$3	$14			$17
HBU/Recreation	$15	$19			$34
Development Properties	$—	$—			$—
Conservation Easements	$—	$—			$—
	$78	$53	$—	$—	$131

Proceeds from Real Estate Joint Venture (3)	$—	$—			$—

Basis of Real Estate Sold (4)	$25	$17			$42
	2012
	1st Qtr	2nd Qtr (2)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	4,385	17,870	5,750	17,115	45,120
Large Non-strategic (1)	69,770	—	99,800	16,600	186,170
Conservation	1,145	1,320	5,400	3,565	11,430
HBU/Recreation	4,030	6,720	5,410	9,735	25,895
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	79,330	25,910	116,360	47,015	268,615
Price per Acre
Small Non-strategic	$1,115	$1,165	$1,455	$1,365	$1,270
Large Non-strategic	$1,210	$—	$675	$3,510	$1,130
Conservation	$1,560	$2,315	$905	$2,260	$1,555
HBU/Recreation	$2,140	$1,955	$2,100	$1,940	$2,000
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$28	$—	$—	$28

Revenue, ($ millions)
Small Non-strategic	$5	$21	$8	$24	$58
Large Non-strategic	$84	$—	$67	$58	$209
Conservation	$2	$3	$5	$8	$18
HBU/Recreation	$9	$13	$11	$19	$52
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$10	$—	$—	$10
	$100	$47	$91	$109	$347

Proceeds from Real Estate Joint Venture (3)	$—	$—	$5	$—	$5

Basis of Real Estate Sold (4)	$63	$12	$36	$27	$138

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the first quarter of 2013, the company sold 36,000 acres of Large Non-strategic lands located in Texas and Oklahoma for $52.7 million. During the first quarter of 2012, the company sold 69,800 acres of Large Non-strategic lands located in the Florida panhandle area for $84.5 million. During the third quarter of 2012, the company sold 99,800 acres of Large Non-strategic lands located in Wisconsin for $67.1 million. During the fourth quarter of 2012, the company sold 16,600 acres of Large Non-strategic lands located in Oregon for $58.2 million.

(2) During the second quarter of 2012, the company received $10 million in exchange for placing a conservation easement on approximately 360,000 acres in Maine.

(3) Not reflected in the land sale statistics (acres sold, price per acre and revenue).

(4) Includes $18 million in the first quarter of 2013 from a 36,000 acre Large Non-strategic sale located in Texas and Oklahoma, $58 million in the first quarter of 2012 from a 69,800 acre Large Non-strategic sale located primarily in the Florida panhandle area, $26 million in the third quarter of 2012 from a 99,800 acre Large Non-strategic sale in Wisconsin and $12 million in the fourth quarter of 2012 from a 16,600 acre Large Non-strategic sale in Oregon.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
DEBT MATURITIES SCHEDULE
June 30, 2013
(UNAUDITED)

	Borrowings
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2013:
4th Qtr 2013	$76	7.773%	(1)
Annual Maturities through 2015:
2014	$3	8.050%
2015	$462	5.891%	(2)

(1) Principal amount composed of senior notes with principal amounts of $3 million and $73 million and interest rates of 8.050% and 7.760%, respectively.

(2) Principal amount composed of senior notes with principal amounts of $4 million and $458 million and interest rates of 8.050% and 5.875%, respectively.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding equity method earnings, and before interest, taxes, depreciation, depletion, amortization, and basis in lands sold. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in lands sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Six Months Ended June 30, 2013

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$19	$12	$—	$31
Southern Resources	47	28	—	75
Real Estate	75	—	42	117
Manufacturing	24	8	—	32
Other	9	1	—	10
Other Costs and Eliminations	(35)	1	—	(34)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$140	$50	$42	$232

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	31
Interest Expense	(70)
(Provision) Benefit for Income Taxes	1
Net Income	$102

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$140
Interest Expense				70
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				(27)
Deferred Income Taxes				1
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				4
Timber Deed Acquired				18
Pension Plan Contributions				—
Working Capital Changes				40
Other				(12)
Adjusted EBITDA				$232

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Six Months Ended June 30, 2012

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$10	$13	$—	$23
Southern Resources	43	33	—	76
Real Estate	59	1	75	135
Manufacturing	13	7	—	20
Other	9	—	—	9
Other Costs and Eliminations	(30)	—	—	(30)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$105	$54	$75	$234

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	28
Interest Expense	(69)
(Provision) Benefit for Income Taxes	1
Net Income	$65

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$89
Interest Expense				69
Amortization of Debt Costs				(2)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				(28)
Deferred Income Taxes				1
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				5
Timber Deed Acquired				98
Pension Plan Contributions				7
Working Capital Changes				2
Other				(6)
Adjusted EBITDA				$234

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended June 30, 2013

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$8	$5	$—	$13
Southern Resources	23	14	—	37
Real Estate	30	—	17	47
Manufacturing	14	4	—	18
Other	4	1	—	5
Other Costs and Eliminations	(18)	1	—	(17)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$62	$25	$17	$104

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	17
Interest Expense	(35)
(Provision) Benefit for Income Taxes	2
Net Income	$46

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$139
Interest Expense				35
Amortization of Debt Costs				—
Provision / (Benefit) for Income Taxes				(2)
Distributions from Timberland Venture				—
Deferred Income Taxes				2
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				1
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(65)
Other				(6)
Adjusted EBITDA				$104

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended June 30, 2012

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$4	$6	$—	$10
Southern Resources	22	18	—	40
Real Estate	29	1	12	42
Manufacturing	9	3	—	12
Other	4	—	—	4
Other Costs and Eliminations	(14)	—	—	(14)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$55	$28	$12	$95

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	15
Interest Expense	(34)
(Provision) Benefit for Income Taxes	—
Net Income	$36

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$83
Interest Expense				34
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				—
Distributions from Timberland Venture				—
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				3
Timber Deed Acquired				—
Pension Plan Contributions				7
Working Capital Changes				(28)
Other				(3)
Adjusted EBITDA				$95

(1) Includes reconciling items not allocated to segments for financial reporting purposes.